Waterloo New York Bermuda Miami Chile London Germany Dubai Singapore Validus Holdings, Ltd. INVESTOR PRESENTATION – SECOND QUARTER 2012

2 This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of Validus’ risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) statutory or regulatory developments including tax policy, reinsurance and other regulatory matters; 6) Validus’ ability to implement its business strategy during “soft” as well as “hard” markets; 7) adequacy of Validus’ loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) Validus’ ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 14) the integration of businesses Validus may acquire or new business ventures Validus may start; 15) the effect on Validus’ investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage, as well as management’s response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Cautionary Note Regarding Forward-looking Statements

3 Selected Market Information at June 30, 2012 Exchange / Ticker: Share Price: Primary Shares Outstanding: Primary Market Capitalization: Annual Dividend/Yield: Analyst Coverage: NYSE / “VR” $32.03 93,411,062 $2.99 billion $1.00 per share (3.12%) Matt Carletti, JMP Securities Jay Cohen, Bank of America Merrill Lynch Julia Ferguson, Dowling & Partners Matt Heimermann, J.P. Morgan Amit Kumar, Macquarie Brian Meredith, UBS Michael Nannizzi, Goldman Sachs Matthew Rohrmann, Keefe, Bruyette & Woods Josh Shanker, Deutsche Bank Meyer Shields, Stifel Nicolaus

4 • Since commencing operations in late 2005, Validus has established leading global positions in Bermuda and at Lloyd’s – Influential position in Bermuda reinsurance – Competitive position at Lloyd’s, where Talbot is the 11th largest of 89 syndicates – Size and scale to remain a strong, independent competitor • Business plan since formation has been to focus on short-tail lines, which have been the best- priced classes of risk – Underwriting acumen has been validated by ability to attract and manage third-party capital from sophisticated investors • Maintained a focus on underwriting profits in conjunction with a strong balance sheet – Minimal exposure to interest rate risk – History of favorable reserve development – Profitable every year since inception • Delivered superior financial results since 2007 IPO, outperforming short-tail Bermuda peers • Active capital management, returning $1.60 billion to investors through repurchases and dividends from IPO through July 24, 20121 • Attained a premium valuation to our peer group 1 Excluding cash paid in IPC transaction. Validus, From Formation to Today: A Case Study in Value Creation

5 Validus Shareholders’ Equity vs. Selected Peers Peer Comparison – Q2 2012 Common Shareholders’ Equity in $US Billions Source: SNL Financial and Company reports. 6.4 5.8 5.2 4.7 3.5 3.3 3.3 2.9 2.9 2.3 1.7 1.5 1.5 0.8 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 RE PRE AXS ACGL VR RNR AWH ALTE AHL ENH PTP AGII MRH FSR

Validus is Diversified in Short-Tail Specialty Classes

Last Twelve Months Managed GPW through June 30, 2012 of $2.3 billion
Balanced by Class: 51% Property, 28% Marine, 21% Specialty

Validus Re Consolidated
Managed Gross Premium Written
Last Twelve Months $1.3 billion


Specialty 7%
Marine 21%
Other Property 15%
Property Cat XOL 57%

- Operates in the best priced segments of the reinsurance industry
- Leadership position in property catastrophe reinsurance
- $726.1 million of LTM managed property Cat GPW
- Analytics based underwriting culture
- Experienced underwriting team
- Quoting market, not a "price taker"

Talbot Holdings
Gross Premium Written
Last Twelve Months $1.1 billion


Other 4%
Fin. Inst 4%
Aviation 10%
Onshore Energy 10%
War 18%
Property 19%
Marine 35%

- Well diversified portfolio of short-tail business focused on insurance
- Leader in the War and Marine classes
- Most risks are non-U.S.
- $366.8 million of reserve releases since 2007 acquisition
- Provides global licensing and other Lloyd's benefits

VALIDUS GROUP

6

a) $2.3 billion consolidated managed gross premiums written reflects $80.9 million of intersegment eliminations, $86.7 million of premium for AlphaCat Re 2011 and $30.6 million of premium for AlphaCat Re 2012. Validus Re Consolidated managed gross premiums written and Talbot Holdings gross premiums written do not.

7 Validus Underwriting Capacity • Rated “A (Excellent)” by A.M. Best • Primary operating entity in Bermuda • Focus is on first-tier reinsurance clients • Capitalized in April 2012 • Rated “A- (Excellent)” by A.M. Best • Combines the long-term returns available from alternative investments with uncorrelated top-layer catastrophe risk • Formed in May 2011 • Writes collateralized, low attachment point retrocessional and similar risks • Formed in May 2012 • Writes collateralized reinsurance with a particular focus on windstorm risks of Florida domiciled insurance companies Validus Has Multiple Sources of Capital to Approach Different Market Opportunities ($ in millions) $72 $304 $450 $3,371 AcRe 2012 AcRe 2011 PαCRe Validus Re

8 Source: Lloyd’s of London, Aon Benfield and Company Reports. Converted at rate of exchange £1.00 = $1.57 2012 Bermuda (Re)Insurers Lloyd’s Syndicate Capacities – In US$ Millions Bermuda (Re)Insurers 942 550 440 330 314 283 212 165 115 0 100 200 300 400 500 600 700 800 900 1,000

9 111% 133% 152% 173% 154% 145% 255% 233% 195% 215% 190% 184% 199% 100% 125% 150% 175% 200% 225% 250% 275% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1/1/2012 VR achieved a risk-adjusted 15.7% rate increase at Jan 1, 2012 on the U.S. catastrophe business U.S. Property Catastrophe Rate on Line Index The Property Catastrophe Rate Environment Continues to be Favorable a) Index value of 100 in 1990. Source: Guy Carpenter.

10 a) Rate index reflects the whole account rate change, as adjusted for changes in exposure, inflation, attachment point and terms and conditions. Talbot Composite Rate Index – 2000 through 2012 100% 126% 187% 208% 206% 204% 218% 207% 197% 209% 209% 215% 224% 75% 100% 125% 150% 175% 200% 225% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

11 • Validus has been profitable in each year since inception, 2006-2011 • Only six others among the 14 company Bermuda public peer group were “profitable” in all of these years based on reported net income. For many this does not reflect change in investment portfolio values due to differing accounting policies • On a comparable basis using comprehensive income across the peer group which includes investment gain/loss, only Validus and Allied World have been profitable among this peer group in all six years 1) Profitability is defined as comprehensive income for 2006 through 2011. 2) VR Peer group for 2006 through 2011: ACGL, AGII, AHL, ALTE, AWH, AXS, ENH, FSR, MRH, PRE, PTP, RE, RNR and VR. 3) Short-tail peer subgroup for 2006 through 2011 includes: FSR, MRH, RNR and VR. Source: SNL Financial and company reports. • During 2008 only Validus and 4 peers were profitable after considering underwriting results and investment returns (AHL, AWH, PTP, RNR, VR) • Only Validus and RenRe were profitable out of the short-tail peer subgroup • During 2011 only Validus was profitable out of the short-tail peer subgroup (FSR, MRH and RNR lost money) • A substantial number of “diversified” competitors lost money due to catastrophe losses (AGII, AHL, AXS, ENH, PRE, PTP, RE) 2008: Year of the Credit Crisis and Hurricanes Ike/Gustav 2011: $108bn of Worldwide Losses from Cats/Man-made Disasters Profitable in All Six Years of Operation – 2006 Through 2011

12 13.4% Compound Annual Growth in Diluted BVPS Through June 30, 2012 Growth in Diluted Book Value Per Share Plus Accumulated Dividends $16.93 $19.73 $24.00 $24.58 $31.28 $35.46 $35.76 $36.98 $38.41 $16.00 $18.00 $20.00 $22.00 $24.00 $26.00 $28.00 $30.00 $32.00 $34.00 $36.00 $38.00 $40.00 31-Dec-2005 31-Dec-2006 31-Dec-2007 31-Dec-2008 31-Dec-2009 31-Dec-2010 31-Dec-2011 31-Mar-2012 30-June-2012 Growth in Diluted Book Value Per Share Plus Accumulated Dividends

13 a) VR starting point is Pro Forma diluted BVPS at June 30, 2007 of $20.89 as reported in the IPO Prospectus. b) Diluted book value per share calculation includes impact of quarterly dividends. Source: SNL Financial and Company reports. Through June 30, 2012 Compound Growth in Diluted Book Value per Share – Since Validus IPO 19.9% 16.9% 14.0% 13.0% 12.3% 12.2% 11.9% 11.7% 11.6% 11.1% 9.6% 9.3% 7.2% -0.2% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% AWH ACGL ENH VR PTP RNR AHL AXS PRE MRH RE AGII ALTE FSR

14 a) A full explanation and disclaimer is contained in the note on non-GAAP financial and other measures found in the Appendix hereto. b) Note that the PML data presented reflects the incorporation of RMS 11. Transparent Risk Disclosure – July 1, 2012 Portfolio Probable Maximum Losses by Zone and Peril Zones Perils 20 year return period 50 year return period 100 year return period 250 year return period Validus Re Net Maximum Zonal Aggregate United States Hurricane 414,595 678,290 866,418 1,087,890 1,698,940 California Earthquake 69,259 188,522 287,932 399,745 1,449,651 Europe Windstorm 137,667 284,230 419,273 614,207 1,433,629 Japan Earthquake 53,317 97,773 131,527 206,445 664,078 Japan Typhoon 42,783 105,200 173,301 241,808 745,672 (Expressed in thousands of U.S. Dollars) Consolidated (Validus Re and Talbot) Estimated Net Loss 1:100 year PML equal to 21.6% of quarter end capital, 24.9% of shareholders’ equity

Realistic Disaster Scenarios

Consolidated (Validus Re and Talbot) Realistic Disaster Scenarios (RDS)
Estimates as of January 1, 2012 (Expressed in millions of U.S. Dollars)

Type	Catastrophe Scenarios	Description	Estimated Consolidated Net Loss (Validus Re and Talbot) $ US	% of latest 12 Months Consolidated Net Premiums Earned
Terrorism	Rockefeller Center	Midtown Manhattan suffers a 2-tonne conventional bomb blast	154.1	8.3%
Terrorism	Exchange Place	Lower Manhattan suffers a 2-tonne conventional bomb blast	127.5	6.9%
Marine	Marine collision in Prince William Sound	Fully laden tanker collides with a cruise vessel in Prince William Sound	192.1	10.4%
Marine	Major cruise vessel incident	US-owned cruise vessel sunk or severely damaged	124.9	6.8%
Marine	Loss of major complex	Total loss to all platforms and bridge links of a major oil complex	169.6	9.2%
Aviation	Aviation collision	Collision of two aircraft over a major city	57.0	3.1%
Satellite	Proton flare	Large single or sequence of proton flares results in loss to all satellites in synchronous orbit	24.1	1.3%
Satellite	Generic defect	Undetected defect in a number of operational satellites causing major loss	31.4	1.7%
Liability	Professional lines	Failure or collapse of a major corporation	27.4	1.5%
Liability	Professional lines	UK pensions mis-selling	16.7	0.9%
Political Risks	South East Asia	Chinese economy has a "hard landing" with sharp fall in growth rates; regional contagion	329.6	17.9%
Political Risks	South America	Severe economic crisis in Brazil due to political upheaval; regional contagion	176.6	9.6%
Political Risks	Middle East	US and Iran escalate into military confrontation; regional contagion	117.7	6.4%
Political Risks	Russia	The Russian corporate sector struggles to deal with the effects of crashing commodity and stock prices	109.9	6.0%
Political Risks	Turkey	Severe economic crisis in Turkey due to political upheaval	137.6	7.5%
Political Risks	Nigeria	Severe economic, political and social crisis in Nigeria leads to widespread civil unrest	45.9	2.5%

15

VALIDUS GROUP

a) A full explanation and disclaimer is contained in the note on non-GAAP financial and other measures found in the Appendix hereto.

16 Quarterly Highlights 10.8% increase in managed gross premiums written (16.9% at Validus Re Consolidated and 2.4% at Talbot) 19.1% ROAE and 19.5% net operating ROAE a) VR diluted book value per share, operating income, managed gross premiums written and operating ROAE are non-GAAP financial measures. b) ROAE and operating ROAE are presented on an annualized basis. 66.6% combined ratio (43.8% at Validus Re, 79.2% at AlphaCat and 87.0% at Talbot) Net income available to Validus of $167.6 million and diluted EPS of $1.62 Net operating income available to Validus of $171.2 million and diluted operating EPS of $1.65 Diluted book value per share of $34.43 4.3% growth (including dividend) in Q2’12 Second Quarter 2012 Financial Results

Validus Holdings, Ltd. – Quarterly Comparison

- Managed gross premiums written increased by 10.8% to $670.5 million
  - $58.5 million of managed gross premiums written from AlphaCat entities including PaCRe
- Net premiums earned increased by 5.2%
- Record second quarter 2012 net operating income of $171.2 million
  - $Nil impact from identified loss events
  - $37.6 million impact from favorable prior period development, equal to 8.4% on the loss ratio

Validus Holdings, Ltd.
(Expressed in thousands of U.S. Dollars, except ratios, share and per share information)

	June 30, 2012	June 30, 2011
Managed premiums written	$ 670,477	$ 605,387
Gross premiums written	627,089	605,387
Net premiums written	508,037	473,041
Net premiums earned	447,627	425,640
Underwriting income	149,371	71,634
Net investment income	25,885	26,494
Net operating income (a)	**171,211**	**81,797**
Net income (a)	**167,622**	**109,884**
Diluted net income per share (a)	$ 1.62	$ 1.05
Diluted net operating income per share (a)	$ 1.65	$ 0.78
Selected Ratios		
Losses and loss expenses	34.3%	48.7%
Policy acquisition costs	17.0%	18.4%
General and administrative expenses	15.3%	16.1%
Expense ratio	32.3%	34.5%
Combined ratio	66.6%	83.2%
Impact of identified loss events (b)	0.0%	21.2%
Impact of prior period development (favorable)/unfavourable	(8.4%)	(6.0%)

VALIDUS GROUP

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a) Operating income and net income represents that which is available to Validus and excludes that which is available to the noncontrolling interest.
b) There were no notable losses events in Q2 2012. Q2 2011 impacted by $43.8 million Cat 46 tornado, $31.5 million Cat 48 tornado and $15.0 million Jupiter 1 platform failure.

18 Investment Portfolio at June 30, 2012 • Total cash and invested assets of $6.45 billion – Emphasis on the preservation of invested assets – Provision of sufficient liquidity for prompt payment of claims – Comprehensive portfolio disclosure • Average portfolio rating of A+ • Minimum average credit quality of AA- • Duration of 1.65 years • Quarterly average investment yield: 1.69% 19.7% 18.8% 17.5% 8.8% 8.7% 7.2% 7.0% 5.5% 5.1% 0.7% 0.6% 0.4% 0.0% U.S. corporate Short term and cash U.S. Govt. and Agency Bank loans Non-U.S. corporate Other Agency RMBS ABS Non-U.S. Govt. and Agency State and local Cat bonds Non-Agency RMBS CMBS 0% 10% 20% 30%

19 Gross Loss Reserves at June 30, 2012 • Gross reserves for losses and loss expenses of $2.59 billion: – $2.22 billion net of reinsurance • IBNR represents 43.7% of reserves: – There were no notable losses in Q2 2012 • Favorable reserve development: – Talbot favorable development of $26.9 million in Q2 2012 – Validus Re favorable development of $10.7 million in Q2 2012 Favorable Reserve Development in $US Millions Validus Gross Reserve Mix Observations Case Reserves 56.3% IBNR Reserves 43.7% 156.6 156.1 171.9 25.7 30.4 37.6 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 200.0 2010 2011 Last 12 months Q2 2011 Q1 2012 Q2 2012

20 Active Capital Management Share Repurchase Authorization 2012 Dutch Auction Self Tender • During the three months ending June 30, 2012 Validus repurchased $6.6 million shares for $209.9 million at an average price of $32.01 - 6.4 million shares were repurchased in the Dutch Auction Self Tender offer at $32.00 per share - 0.2 million shares were repurchased in the open market at an average share price per share of $32.01 • As of July 24, 2012, Validus returned approximately $1.60 billion to shareholders through share repurchases and regular quarterly dividends • $400.0 million share repurchase authorization since December 2010 • $143.7 million remaining as of July 24, 2012 • Since initial authorization in November 2009 – 42.5 million shares repurchased as of July 24, 2012 – Represents 32.4% of shares outstanding as of September 30, 2009 – Average price of $27.90 per share

21 • International reinsurance and insurance business • Size and scale to compete effectively • Two distinct yet complementary operating companies • Focused on short-tail classes of reinsurance and insurance • Leadership position in property catastrophe reinsurance • Able to expand market profile through use of third party capital • Profitable in every year since inception • Short duration, highly liquid, conservative balance sheet • Transparent risk disclosure Conclusion – Well Positioned for 2012 and Beyond

APPENDIX Investor Presentation

23 Balance Sheets (Expressed in thousands of U.S. Dollars) December 31, 2009 December 31, 2010 December 31, 2011 June 30, 2012 Assets Fixed maturities 4,869,378$ 4,823,867$ 4,894,145$ 4,772,899$ Short-term investments 481,766 273,514 280,191 310,703 Other investments 37,615 21,478 16,787 463,018 Cash and cash equivalents 387,585 620,740 832,844 903,310 Total investments and cash 5,776,344 5,739,599 6,023,967 6,449,930 Goodwill and Intangible assets 143,448 139,286 135,124 133,044 Other assets 1,099,348 1,181,993 1,459,380 1,916,594 Total assets 7,019,140$ 7,060,878$ 7,618,471$ 8,499,568$ Liabilities Reserve for losses and loss expenses 1,622,134$ 2,035,973$ 2,631,143$ 2,591,299$ Unearned premiums 724,104 728,516 772,382 1,196,836 Other l iabilities 351,982 254,884 229,739 292,023 Senior notes payable - 246,874 246,982 247,036 Debentures payable 289,800 289,800 289,800 289,800 Total liabilities 2,988,020$ 3,556,047$ 4,170,046$ 4,616,994$ Shareholders' equity Capital 2,693,309$ 1,872,656$ 1,904,696$ 1,695,164$ Retained earnings 1,337,811 1,632,175 1,543,729 1,782,670 Total shareholders' equity available to Validus 4,031,120 3,504,831 3,448,425 3,477,834 Noncontrolling interest - - - 404,740 Total shareholders' equity 4,031,120 3,504,831 3,448,425 3,882,574 Total liabilities and shareholders' equity 7,019,140$ 7,060,878$ 7,618,471$ 8,499,568$ Debt to capital ratio 0.0% 6.1% 6.2% 5.6% Debt and hybrid to capital ratio 6.7% 13.3% 13.5% 12.1% Investments and cash to equity 143.3% 163.8% 174.7% 166.1%

24 Net Operating Income Reconciliation (Expressed in thousands of U.S. Dollars, except share and per share information) June 30, 2012 June 30, 2011 June 30, 2012 June 30, 2011 Net income (loss) available (attributable) to Validus 167,622$ 109,884$ 291,856$ (62,480)$ Adjustments for: Net realized (gains) on investments (6,154) (11,552) (13,686) (17,931) Net unrealized losses (gains) on investments 53,574 (18,526) 32,903 (5,698) Loss from investment affil iate 398 - 398 - Foreign exchange losses (gains) 652 1,991 (2,514) 2,458 Net (loss) attributable to noncontrolling interest (44,881) - (44,881) - Net operating income (loss) available (attributable) to Validus 171,211 81,797 264,076 (83,651) less: Dividends and distributions declared on outstanding warrants (1,729) (1,966) (3,458) (3,950) Net operating income (loss) available (attributable) to Validus, adjusted 169,482$ 79,831$ 260,618$ (87,601)$ Net income (loss) per share available (attributable) to Validus - diluted 1.62 1.05 2.80 (0.68) Adjustments for: Net realized (gains) on investments (0.06) (0.11) (0.13) (0.18) Net unrealized losses (gains) on investments 0.52 (0.18) 0.32 (0.06) Loss from investment affil iate - - - - Foreign exchange losses (gains) 0.01 0.02 (0.02) 0.03 Net (loss) attributable to noncontrolling interest (0.44) - (0.44) - Net operating income (loss) per share available (attributable) to Validus - diluted 1.65$ 0.78$ 2.53$ (0.89)$ Weighted average number of common shares and common share equivalents 103,667,967 104,562,450 104,382,030 98,165,132 Average shareholders' equity available to Validus 3,508,673 3,361,819 3,488,590 3,409,490 Annualized net operating return on average equity 19.5% 9.7% 15.1% (4.9)% Net Operating Income (Loss) available (attributable) to Validus, Net Operating Income (Loss) per share available (attributable) to Validus and Annualized Net Operating Return on Average Equity Three months ended Six months ended

25 a) Weighted average exercise price for those warrants and stock options that have an exercise price lower than book value per share. b) Using the "as-if-converted" method, assuming all proceeds received upon exercise of warrants and stock options will be retained by the Company and the resulting common shares from exercise remain outstanding. Diluted Book Value Per Share Reconciliation (Expressed in thousands of U.S. Dollars, except share and per share information) Equity amount Shares Exercise Price (a) Book value per share Book value per common share, reported Book value per common share Total shareholders' equity 3,477,834$ 93,411,062 37.23$ Diluted book value per common share Total shareholders' equity 3,477,834$ 93,411,062 Assumed exercise of outstanding warrants (b) 121,445 6,916,677 17.56$ Assumed exercise of outstanding stock options (b) 42,451 2,091,912 20.29$ Unvested restricted shares - 3,343,727 Diluted book value per common share 3,641,730$ 105,763,378 34.43$ June 30, 2012

26 In presenting the Company’s results herein, management has included and discussed certain schedules containing underwriting income (loss), net operating income (loss) available (attributable) to Validus, managed gross premiums written, annualized return on average equity and diluted book value per common share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that these measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company’s core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), finance expenses, transaction expenses, net realized gains (losses) on investments, net unrealized gains (losses) on investments, income (loss) from investment affiliates and foreign exchange gains (losses). Net operating income (loss) available (attributable) to Validus is calculated based on net income (loss) available (attributable) to Validus excluding net realized gains (losses), net unrealized gains (losses) on investments, income (loss) from investment affiliates, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Net income is the most directly comparable GAAP measure. Net operating income focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, net unrealized gains on investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business. Managed gross premiums written represents gross premiums written by the Company and its operating affiliates. Managed gross premiums written differs from total gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of premiums written on behalf of the Company's operating affiliates, AlphaCat Re 2011, Ltd. and AlphaCat Re 2012, Ltd., which are accounted for under the equity method of accounting. Diluted book value per share is calculated based on total shareholders’ equity plus the assumed proceeds from the exercise of outstanding stock options and warrants, divided by the sum of unvested restricted shares, stock options, warrants and share equivalents outstanding (assuming their exercise). Reconciliations to the most comparable GAAP measure for both net operating income and diluted book value per share can be found in the Company’s latest earnings press release. Net loss estimates and zonal aggregates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries. The estimates set forth herein are based on an Occurrence basis on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models. Further, there can be no assurance that such third party models are free of defects in the modeling logic or in the software code. Commencing in January 2012, the Company incorporated RMS version 11 as part of its vendor models. Notes on Non-GAAP and Other Financial and Exposure Measures

27 Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth herein speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company's business. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company. The Company has presented the Company Realistic Disaster Scenarios for non-natural catastrophe events. Twice yearly, Lloyds' syndicates, including the Company's Talbot Syndicate 1183, are required to provide details of their potential exposures to specific disaster scenarios. Lloyds' makes its updated Realistic Disaster Scenarios (RDS) guidance available to the market annually. The RDS scenario specification document for 2011 can be accessed at the RDS part of the Lloyd's public website: http://www.lloyds.com/The-Market/Tools-and-Resources/Research/Exposure-Management/Realistic-Disaster-Scenarios. The Consolidated Pro Forma Net Premiums Earned used in the calculation represent the latest 12 months of net premium from April 1, 2011 and are on a pro forma basis, including IPC earned premiums. Modeling catastrophe threat scenarios is a complex exercise involving numerous variables and is inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses incurred by the Company to differ materially from those expressed above. Should an event occur, the modeled outcomes may prove inadequate, possibly materially so. This may occur for a number of reasons including, legal requirements, model deficiency, non-modeled risks or data inaccuracies. A modeled outcome of net loss from a single event also relies in significant part on the reinsurance and retrocession arrangements in place, or expected to be in place at the time of the analysis, and may change during the year. Modeled outcomes assume that the reinsurance and retrocession in place responds as expected with minimal reinsurance failure or dispute. Reinsurance is purchased to match the original exposure as far as possible, but it is possible for there to be a mismatch or gap in cover which could result in higher than modeled losses to the Company. In addition, many parts of the reinsurance program are purchased with limited reinstatements and, therefore, the number of claims or events which may be recovered from second or subsequent events is limited. It should also be noted that renewal dates of the reinsurance program do not necessarily coincide with those of the inwards business written. Where original business is not protected by risks attaching reinsurance or retrocession programs, the programs could expire resulting in an increase in the possible net loss retained by the Company. Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company. Validus Re influential position in reinsurance referenced on page 4 is based on the latest available Bermuda Monetary Authority Class 4 Company filings and SNL Financial, except as follows where such data was not disclosed. Notes on Non-GAAP and Other Financial and Exposure Measures - Continued

Street Address: 29 Richmond Road Pembroke, Bermuda Mailing Address: Suite 1790 48 Par-la-Ville Road Hamilton, Bermuda HM 11 Telephone: +1-441-278-9000 Email: investor.relations@validusholdings.com For more information on our company, products and management team please visit our website at: www.validusholdings.com